Exhibit 10.19

*** Text omitted and filed separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b - 2

FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment to License Agreement (this “Amendment”) is dated as of the 22nd day of October, 2003, by and between Abbott Laboratories, an Illinois corporation (“Abbott”) and Empire Pharmaceuticals, Inc., a Delaware corporation (“Empire”).

RECITALS

WHEREAS, Abbott and Empire previously entered into a License Agreement dated as of March 29, 2002, wherein Abbott licensed to Empire certain worldwide rights related to the pharmaceutical compound known as ANCROD (the “Agreement”); and

WHEREAS, Abbott and Empire desire to revise certain obligations contained in the Agreement, including an extension of the time periods for delivery by Abbott of information relating to the Compound and inventory of the Compound, an extension of the time periods for the payment by Empire of amounts due with respect to delivery of the Compound and a modification of the royalty and milestone provisions of the Agreement.

NOW THEREFORE, for good and valuable consideration, Abbott and Empire, intending to be legally bound, hereby agree to amend the Agreement effective as of the date set forth above as follows:

AGREEMENT

1. Unless otherwise defined herein, capitalized terms in this Amendment shall be as defined in the Agreement.

2. Exhibit D to the Agreement shall be deleted and the attached Exhibit D-2 shall be substituted in its place.

3. All references in the Agreement to “Exhibit D” shall be deemed to refer to the attached Exhibit D-2.

4. On or before November 1, 2003, Empire shall pay to Abbott Three Hundred Fifty Thousand Dollars ($350,000.00). Of such amount, One Hundred and Fifty Thousand Dollars ($150,000.00) shall constitute the second installment of the total amount payable for Shipment B under Exhibit D-2 and Two Hundred Thousand Dollars ($200,000.00) shall constitute the payment for Shipment C under Exhibit D-2. Empire hereby acknowledges receipt of Shipment B referenced in Exhibit D-2.

5. Section 3.1(a) of the Agreement shall be amended by adding the following sentences at the end of the existing paragraph:

“Abbott shall complete delivery of the information required hereunder by November 15, 2003. Except for the items listed below, completion shall be evidenced by a certification from the Divisional Vice President, Licensing and New Business Development

Japan/PAA of Abbott certifying that, to the best of such Divisional Vice President’s knowledge, Abbott has delivered to Empire all information and materials required under this Section 3.1(a).”

“Notwithstanding the delivery of the above certificate, Abbott shall, by November 15, 2003, deliver the following items: (i) the final signed ESTAT report which has been reviewed by appropriate Abbott quality assurance personnel; (ii) SAS data sets and integrated safety data sets for the stroke studies known as A-2, A-20 and A-120; (iii) data sets for the ESTAT Study (AN005); and (iv) 17 boxes of materials used to create the safety database.”

6. Section 3.1(c) of the Agreement shall be deleted and the following paragraph substituted in its place:

“(c) At least thirty (30) days prior to the delivery date for Shipment C, Empire shall provide Abbott with all logistical information necessary for delivery of the material. Upon delivery of raw venom, Empire shall have forty-five (45) days following receipt of the raw venom to determine the compliance of Shipment C with the Testing Specifications. Within such forty-five (45) day testing period, Empire shall provide Abbott with written notice via facsimile of its determination whether or not the raw venom of Shipment C complies with the Testing Specifications. Failure to provide such notice shall be deemed an admission by Empire that all of such raw venom complies with the Testing Specifications. If Empire provides Abbott with timely notice that the raw venom of Shipment C does not comply with the Testing Specifications, then Empire shall promptly return the non-compliant raw venom to Abbott and, upon Abbott’s receipt of such raw venom, Empire shall be entitled to a credit equal to the pro rata amount previously paid by Empire with respect to such returned and non-compliant raw venom. Such credit shall be applied to the first amounts due to Abbott pursuant to either Section 5.1 of the Agreement or Section 7(a)(ii) of this Amendment.”

7. (a) In the event Empire sublicenses its rights hereunder in accordance with Section 4.6 of the Agreement, or if Empire enters into a bona fide and material arrangement with a third party which provides for the co-marketing, co-promotion, license or sale of the Product by a third party (“Third Party”) in exchange for the payment of milestones, fees, royalties and/or other amounts by such third party (each, a “Third Party Arrangement”), then, upon written notice from Empire the royalty obligations provided under Section 5.2 of the Agreement shall be deleted with respect to the Net Sales of such Third Party and the licensees, sublicensees and distributors of such Third Party (but not with respect to the Net Sales of Empire), and (i) the amount of milestone payments payable by Empire under Section 5.1 of the Agreement shall be [***] and, with respect to milestone payments already paid by Empire to Abbott, Empire shall pay the [***] amount within ten (10) days; (ii) Empire shall pay to Abbott [***] percent [***%] of any cash payments (except royalties or other profit sharing payments) payable by such Third Party to Empire in connection with the Third Party Arrangement, including any milestone payments that are due for events not included as a milestone event under the Agreement; and (iii) Empire shall pay to Abbott [***] percent [***%] of any royalties or other profit sharing payable by such Third Party to Empire in connection with the Third Party Arrangement.

*	Confidential Treatment Requested

(b) Empire’s payment obligations under Paragraphs 7(a)(ii) and 7(a)(iii) above shall not apply with respect to funds received from Third Parties as consideration for Empire stock, or with respect to funds received from Third Parties which are specifically allocated for, and actually expended on, research and development expenses for the Product. Abbott shall have the right to audit Empire’s receipt and expenditure of such funds in accordance with the audit provisions contained in Section 5.2(d) of the Agreement.

(c) Prior to the effectiveness of the modifications provided in Paragraph 7(a) above, Empire shall provide Abbott with a copy of any Third Party agreement covered by Paragraph 7(a).

8. (a) Empire shall have two (2) successive options to reduce (i) the percentage of royalty or other profit sharing payable to Abbott under Paragraph 7(a)(iii) of this Amendment, and (ii) the percentage of royalties payable under Section 5.2(a) of the Agreement. The first option may be exercised at any time on or before [***] and the second option may be exercised at any time during the period beginning [***] and ending [***]. Either option shall be exercised by written notice to Abbott, accompanied by a payment of [***] Dollars [$***], in the case of the first option, and [***] Dollars [$***] in the case of the second option.

(b) The exercise of either of such options provided for in Paragraph 8(a) of this Amendment shall cause the following reductions, effective upon receipt of the appropriate option payment:

(i) If a Third Party Arrangement exists and Empire has served the written notice contemplated by Section 7(a) of this Amendment, the percentage of royalty or other profit sharing payable to Abbott under Paragraph 7(a)(iii) of this Amendment shall be reduced from [***] percent [***%] to [***] percent [***%]; and

(ii) The aggregate percentage royalty payable under Section 5.2(a)(i) shall be reduced from [***] percent [***%] to [***] percent [***%] of Net Sales; the aggregate percentage royalty payable under Section 5.2(a)(ii) of the Agreement shall be reduced from [***] percent [***%] of Net Sales to [***] percent [***%] of Net Sales; and the percentage royalty payable under Section 5.2(a)(iii) of the Agreement shall be reduced from [***] percent [***%] of Net Sales to [***] percent [***%] of Net Sales. In each of Sections 5.2(a)(i), (ii) and (iii), the patent royalty shall be reduced to [***] percent [***%] of Net Sales, the Know-How royalty shall be reduced to [***] percent [***%] of Net Sales and the trademark royalty shall be reduced to [***] percent [***%] of Net Sales.

9. Empire hereby releases Abbott from any claim of breach of Section 3.1 or Exhibit D of the Agreement occurring prior to the date of this Amendment. Abbott hereby releases Empire from any claim of breach of Section 3.1 or Exhibit D of the Agreement occurring prior to the date hereof.

*	Confidential Treatment Requested

10. Time is of the essence in the performance of each party’s obligations under this Amendment.

11. Except as amended above, the Agreement remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, Abbott and Empire have caused this Amendment to be executed in duplicate by their duly authorized representatives.

ABBOTT LABORATORIES		EMPIRE PHARMACEUTICALS, INC.

By:	/s/ James L. Tyree	By:	/s/ Stephen J. Petti

Name:	James L. Tyree	Name:	Stephen J. Petti

Its:	Corporate Vice President	Its:	President / CEO

EXHIBIT D-2

EXCLUSIVE LICENSE AGREEMENT

BETWEEN

ABBOTT LABORATORIES

AND

EMPIRE PHARMACEUTICALS, INC

Dated March 29, 2002

(MATERIALS DELIVERY AND PAYMENT SCHEDULE)

Empire shall pay Abbott Five Hundred Thousand and No/100 U.S. Dollars ($500,000.00) for material conveyed under Section 3.1(b) in accordance with the following schedule:

Materials	Delivery Date	Amount Payable
Shipment A	July 1, 2002	$0
Shipment B	Delivery Acknowledged	$150,000.00 paid as of January 31, 2003

$150,000.00 to be paid on or before November 1, 2003
Shipment C	Delivery date to be mutually determined by the parties but not later than December 31, 2003	$200,000.00 to be paid on or before November 1, 2003

Material Shipment Schedule

Shipment A All data, 5 pallets of files and Ancrod information and data

Shipment B [***]

Shipment C [***]

* Confidential Treatment Requested